                                                                    Exhibit 10.1

                      FIFTH AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 30, 1998, among DADE BEHRING HOLDINGS, INC. ("Holdings"), DADE BEHRING INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of May 7, 1996 and amended and restated as of April 29, 1997 (as amended, modified, restated or supplemented to the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.
    ------------------------------

          1. Section 4.02(A)(c) of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

     "Notwithstanding anything to the contrary contained above in this Section 4.02(A)(c), only 75% of the Net Proceeds resulting from an Asset Sale permitted under Section 8.02(hh) shall be required to be applied as a mandatory repayment of Term Loans as provided above in this Section 4.02(A)(c)."

          2. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ff) thereof, (ii) deleting the period at the end of clause (gg) thereof and inserting a semi-colon in lieu thereof and (iii) inserting at the end thereof the following new clauses
(hh) and (ii):

               "(hh) the Borrower and/or its Subsidiary may sell their controls
     (TQC) business, provided that the Net Proceeds therefrom are either applied
                     --------
     to repay Term Loans as provided in Section 4.02(A)(c) or reinvested to the extent permitted by Section 4.02(A)(c); and

               (ii) the Borrower and/or its Subsidiaries may sell their desktop chemistry analyzer business."

          3. The definition of "Asset Sale" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "(cc) and (dd)" appearing at the end thereof and inserting in lieu thereof the text "(cc), (dd) and (ii)".

II.  Consents and Agreements.
     -----------------------

          1.   Notwithstanding anything to the contrary contained in Sections
7.11 and 8.16 of the Credit Agreement, in the Pledge Agreement, in the First Amendment or in the Second Amendment, the Banks hereby agree that Holdings and its Subsidiaries shall not be required to pledge to the Pledgee under the Pledge Agreement the stock of any Foreign Subsidiary acquired pursuant to the Behring Acquisition and required to be pledged pursuant to the terms of the Pledge Agreement until October 31, 1998.

III. Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fifth Amendment Effective Date, both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                           *            *           *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                       DADE BEHRING HOLDINGS, INC.


                                       By/s/
                                         -------------------------------------
                                       Name:  Nancy A. Krejsa
                                       Title: Vice President & Treasurer


                                       DADE BEHRING INC.


                                       By/s/
                                         -------------------------------------
                                       Name:  Nancy A. Krejsa
                                       Title: Vice President & Treasurer


                                       BANKERS TRUST COMPANY,
                                       Individually, as Agent
                                       and as Collateral Agent


                                       By/s/
                                         -------------------------------------
                                       Name:  Mary Kay Coyle
                                       Title: Managing Director


                                       THE BANK OF NOVA SCOTIA


                                       By/s/
                                         --------------------------------------
                                       Name:  F.C.H. Ashby
                                       Title: Senior Manager Loan Operations


                                       BANK OF TOKYO-MITSUBISHI
                                       TRUST COMPANY


                                       By/s/
                                         ---------------------------------------
                                       Name:  Paul P. Malecki
                                       Title: Vice President

                                       BANKBOSTON, N.A.


                                       By/s/
                                         ---------------------------------------
                                       Name:  Marie C. Duprey
                                       Title  Vice President


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION


                                       By/s/
                                         ---------------------------------------
                                       Name:  Holly Kaczmarczyk
                                       Title: Duly Authorized Signatory


                                       SANWA BUSINESS CREDIT


                                       By/s/
                                         ---------------------------------------
                                       Name:  Stanley Kaminski
                                       Title: Vice President


                                       ABN AMRO BANK N.V., Chicago Branch


                                       By/s/
                                         ---------------------------------------
                                       Name:  John E. Robertson
                                       Title: Vice President


                                       By/s/
                                         --------------------------------------
                                       Name:  Bernard J. McGulgan
                                       Title: Group Vice President & Director


                                       CREDIT AGRICOLE INDOSUEZ


                                       By/s/
                                         ---------------------------------------
                                       Name:  David Bouhl, F.V.P.
                                       Title: Head of Corporate Banking Chicago

                                       By/s/
                                         --------------------------------------
                                       Name:  Katherine L. Abbott
                                       Title: First Vice President


                                       OCTAGON CREDIT INVESTORS LOAN
                                       PORTFOLIO, a Unit of The Chase
                                       Manhattan Bank


                                       By/s/
                                         ---------------------------------------
                                       Name:  James P. Ferguson
                                       Title: Managing Director


                                       CITIBANK, N.A.


                                       By/s/
                                         ---------------------------------------
                                       Name:  Steven Kaufman
                                       Title: Vice President


                                       CRESCENT/MACH I PARTNERS, L.P.
                                       By TCW Asset Management Company,
                                       its Investment Manager


                                       By/s/
                                         ---------------------------------------
                                       Name:  Justin L. Driscoll
                                       Title: Senior Vice President


                                       STRATA FUNDING LTD.


                                       By/s/
                                         ---------------------------------------
                                       Name:  John H. Cullinane
                                       Title: Director

                                       CERES FINANCE LTD.


                                       By/s/
                                         ---------------------------------------
                                       Name:  John H. Cullinane
                                       Title: Director


                                       AERIES FINANCE LTD.


                                       By/s/
                                         ---------------------------------------
                                       Name:  Andrew Ian Wignall
                                       Title: Director


                                       CAPTIVA FINANCE LTD.


                                       By/s/
                                         ---------------------------------------
                                       Name:  John H. Cullinane
                                       Title: Director


                                       CAPTIVA II FINANCE LTD.


                                       By/s/
                                         ---------------------------------------
                                       Name:  John H. Culinane
                                       Title: Director


                                       CITY NATIONAL BANK


                                       By/s/
                                         ---------------------------------------
                                       Name:  Patrick M. Cassidy
                                       Title: Vice President


                                       ROYALTON COMPANY,
                                       By: Pacific Investment Management Company
                                       as its Investment Advisor
                                       By:  PIMCO Management Inc., a general
                                            partner

                                       By/s/
                                         ---------------------------------------
                                       Name:  Richard M. Weil
                                       Title: Senior Vice President

                                      FIRST NATIONAL BANK OF CHICAGO


                                      By/s/
                                        ---------------------------------------
                                      Name:  Michael A. Basak
                                      Title: First Vice President


                                      FLOATING RATE PORTFOLIO
                                      By:  Chancellor LGT - Senior Secured
                                           Managment, Inc., as Attorney-in-Fact


                                      By/s/
                                        ---------------------------------------
                                      Name:  Anthony R. Clemente
                                      Title: Authorized Signatory


                                      KEYPORT LIFE INSURANCE COMPANY
                                      By:  Stein, Roe & Farnham, as Investment
                                           Advisor


                                      By/s/
                                        ---------------------------------------
                                      Name:  Brian G. Good
                                      Title: Vice President as Portfolio Manager


                                      DAI-ICHI KANGYO BANK LTD.


                                      By/s/
                                        ---------------------------------------
                                      Name:  Sunao Hirata
                                      Title: Vice President


                                      PRIME INCOME TRUST


                                      By/s/
                                        ---------------------------------------
                                      Name:
                                      Title:

                                      MERRILL LYNCH
                                      SENIOR FLOATING RATE FUND, INC.


                                      By/s/
                                        ---------------------------------------
                                      Name:  Gilles Marchand, CFA
                                      Title: Authorized Signatory


                                      ML CBO IV (CAYMAN) LTD.
                                      By Protective Asset Management Company
                                      as Collateral Manager


                                      By/s/
                                        ---------------------------------------
                                      Name:  James Dondero CFA, CPA
                                      Title: President
                                             Protective Asset Management Company


                                      NORTHWESTERN MUTUAL LIFE


                                      By/s/
                                        ---------------------------------------
                                      Name:  John E. Schlifske
                                      Title: Vice President


                                      PILGRIM AMERICA PRIME RATE TRUST
                                      By:  PILGRIM AMERICA INVESTMENTS,
                                           INC., as its Investment Manager

                                      By/s/
                                        ---------------------------------------
                                      Name:  Michael J. Bacevica
                                      Title: Vice President


                                      SAKURA BANK LTD.


                                      By/s/
                                        ---------------------------------------
                                      Name:  Yukiharu Sakumoto
                                      Title: Joint General Manager

                                      SOCIETE GENERALE


                                      By/s/
                                        ---------------------------------------
                                      Name:  John M. Stack
                                      Title: Director


                                      SOUTHERN PACIFIC BANK


                                      By/s/
                                        ---------------------------------------
                                      Name:  Chris Kelleher
                                      Title: Vice President


                                      VAN KAMPEN AMERICAN CAPITAL PRIME
                                      RATE INCOME TRUST


                                      By/s/
                                        ---------------------------------------
                                      Name:  Jeffrey W. Maillet
                                      Title: Senior Vice President & Director


                                      IMPERIAL BANK


                                      By/s/
                                        ---------------------------------------
                                      Name:  Ray Vadalma
                                      Title: Senior Vice President


                                      MERRILL LYNCH PRIME RATE PORTFOLIO
                                      By:  Merrill Lynch Asset Management L.P.,
                                      as Investment Advisor


                                      By/s/
                                        ---------------------------------------
                                      Name:  Gilles Marchand, CFA
                                      Title: Authorized Signatory

                                      SENIOR HIGH INCOME PORTFOLIO, INC.


                                      By/s/
                                        ---------------------------------------
                                      Name:
                                      Title:


                                      MERRILL LYNCH DEBT STRATEGIES
                                      PORTFOLIO
                                      By:  Merrill Lynch Asset Management L.P.,
                                           as Investment Advisor


                                      By/s/
                                        ---------------------------------------
                                      Name:  Gilles Marchand, CFA
                                      Title: Authorized Signatory


                                      AG CAPITAL FUNDING PARTNERS, L.P.
                                      By: Angelo, Gordon & Co., L.P., as
                                          Investment Advisor


                                      By/s/
                                        ---------------------------------------
                                      Name:  Fred Berger
                                      Title: Chief Financial Officer